UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Electromed, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ELECTROMED, INC. 500 SIXTH AVENUE NW NEW PRAGUE, MN 56071 D91233-P78868

You invested in ELECTROMED, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 11, 2022.

Get informed before you vote

View The Annual Report on Form 10-K and Notice and Proxy Statement and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 28, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* November 11, 2022 10:00 AM CST
Virtually at: www.virtualshareholdermeeting.com/ELMD2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends
1.	Election of Directors, thereby setting the number of directors at eight.
	Nominees:
	01)	Stan K. Erickson	05)	Kathleen S. Skarvan	For
	02)	Gregory J. Fluet	06)	Andrew J. Summers
	03)	Joseph L. Galatowitsch	07)	Kathleen A. Tune
	04)	Lee A. Jones	08)	Andrea M. Walsh

2.	To ratify appointment of RSM US LLP as our independent registered public accounting firm.				For
3.	To approve, on a non-binding and advisory basis, our executive compensation.				For
NOTE: At their discretion, the proxies are authorized to vote on any other business properly brought before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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